UNITED STATES BANKRUPTCY COURT
THE SOUTHERN DISTRICT OF NEW YORK

______________________________
In re:                                                      |           Chapter 11
|           Case No. 09-13022
WOOZYFLY, INC.                                                      |
|
Debtor.                                |
______________________________|

ORDER CONFIRMING THE SECOND AMENDED PLAN
OF REORGANIZATION OF WOOZYFLY, INC.

Woozyfly, Inc., the debtor and debtor in possession (the “Debtor”) in the above captioned chapter 11 case (the “Chapter 11 Case”) pending under chapter 11 of title 11 of the

United States Code (11 U.S.C. §§ 101 et seq., the “Bankruptcy Code”), having proposed and filed the Second Amended Chapter 11 Plan of Reorganization of Woozyfly, Inc., dated

November 23, 2009 (the “Plan”);1 and the Court having entered an Order which permitted the

Debtor to solicit acceptance to the Plan; and the Court having conducted a hearing on February

4, 2010, to consider confirmation of the Plan (the “Hearing”); and the Court having considered

(a) the Plan and the exhibits thereto, and (b) the proffered testimony admitted into evidence at the Hearing; and no objections having been lodged to the Plan; and the Court being familiar with the Plan and other relevant factors affecting the Chapter 11 Case; and the Court having taken judicial notice of the entire record of the Chapter 11 Case; and the Debtor having submitted the

Certification of Andrea Fischer, Esq. affirming that Classes 3 and 4 had accepted the Plan and the Court having found that due and proper notice has been given with respect to the Hearing and

1 All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the
Plan.

the deadlines and procedures for objections to the Plan; and upon the record of the Hearing, and after due deliberation thereon, and sufficient cause appearing therefor;

IT IS HEREBY FOUND AND CONCLUDED,2 that

JURISDICTION AND VENUE

A. The Court has jurisdiction to conduct the Hearing and to confirm the Plan pursuant to 28 U.S.C. § 1334.

B. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C.

§ 157(b), and this Court has jurisdiction to enter a final order with respect thereto.

C. The Debtor is a proper Debtor under section 109 of the Bankruptcy Code and is a proper proponent of the Plan under section 1121(a) of the Bankruptcy Code.

JUDICIAL NOTICE

D. This Court takes judicial notice of the docket of the Chapter 11 Case maintained by the Clerk of the Court and/or its duly-appointed agent, including, without limitation, all pleadings and other documents filed, all orders entered, and evidence and arguments made, proffered or adduced at the hearings held before the Court during the pendency of the Chapter 11 Case.

STANDARDS FOR CONFIRMATION UNDER
SECTION 1129 OF THE BANKRUPTCY CODE

E. Section 1129(a)(1). The Plan complies with all applicable provisions of the Bankruptcy Code, including, without limitation, the requirements of sections 1122 and 1123 as follows:3

2 The Findings of Fact and Conclusions of Law contained herein constitute the findings of fact and conclusions of law required to be entered by this Court pursuant to Rule 52 of the Federal Rules of Civil Procedure, as made applicable herein by Rules 7052 and 9014 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). To the
extent any finding of fact constitutes a conclusion of law, it is adopted as such. To the extent any conclusion of law constitutes a finding of fact, it is adopted as such.

 In accordance with section 1122(a) of the Bankruptcy Code, Article II of the Plan classifies each Claim against and Interest in the Debtor into a class containing only substantially similar Claims or Interests;

 In accordance with section 1123(a)(1) of the Bankruptcy Code, Article II of the Plan properly classifies all Claims and Interests that require classification;

 In accordance with section 1123(a)(2) of the Bankruptcy Code, Article III of the Plan properly identifies and describes each class of Claims that is unimpaired by the Plan;

 In accordance with section 1123(a)(3) of the Bankruptcy Code, Article III of the Plan properly identifies and describes the treatment of each impaired class of Claims or Interests;

 In accordance with section 1123(a)(4) of the Bankruptcy Code, the Plan provides the same treatment for each Claim or Interest in a particular class unless the holder of such a Claim or Interest agrees to less favorable treatment;

 In accordance with section 1123(a)(5) of the Bankruptcy Code, the Plan provides adequate means for its implementation, including, without limitation, the provisions regarding post-Effective Date corporate management, governance, and actions in Articles V and VI;

 In accordance with section 1123(a)(6) of the Bankruptcy Code, the Reorganized Debtor’s operating agreement shall contain provisions prohibiting the issuance of non-voting equity securities;

 In accordance with section 1123(a)(7) of the Bankruptcy Code, the provisions of the Plan and the Reorganized Debtor’s operating agreement regarding the manner of selection of officers and directors are consistent with the interests of creditors and equity security holders and with public policy.

F. Section 1129(a)(2). The Debtor has complied with all applicable provisions of the Bankruptcy Code, including, without limitation, the requirements of sections

1125 and 1126 as follows:4

3 See S. Rep. No. 989, 95th Cong., 2d Sess. 126, reprinted in 1978 U.S.C.C.A.N. 5787, 5912 (1978); H.R. Rep. No.
595, 95th Cong., 1st Sess. 412, reprinted in 1978 U.S.C.C.A.N. 5962, 6368 (1977); See In re Johns-Manville Corp.,
68 B.R. 618, 629-30 (Bankr. S.D.N.Y. 1986), as modified, 78 B.R. 407 (S.D.N.Y. 1987), aff’d, 843 F.2d 636 (2d Cir.
1988) (“Objections to confirmation raised under § 1129(a)(1) generally involve the failure of a plan to conform to the requirements of § 1122(a) or § 1123.”).
4 See In re Johns-Manville Corp., 68 B.R. 618, 629-30 (Bankr. S.D.N.Y. 1986), as modified, 78 B.R. 407 (S.D.N.Y.
1987), aff’d 843 F.2d 636 (2d Cir. 1988) (“Objections to confirmation raised under § 1129(a)(2) generally involve the alleged failure of the plan proponent to comply with § 1125 and § 1126 of the Code”).

 All Persons entitled to receive notice of the Disclosure Statement, the Plan and the Hearing have received proper, timely, and adequate notice in accordance with the Approval and Procedures Order and the applicable provisions of the Bankruptcy Code and the Bankruptcy Rules, and have had an opportunity to appear and be heard with respect thereto;

 The Debtor has solicited votes with respect to the Plan in good faith and in a manner consistent with the Bankruptcy Code, the Bankruptcy Rules and any applicable orders of this Court. Accordingly, the Debtor is entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the exculpation provisions set forth in Article IX of the Plan;

 The Plan was voted on by two classes of impaired Claims that were entitled to vote pursuant to the Bankruptcy Code and the Bankruptcy Rules, and Class 5 did not vote on was deemed to reject;

 Each of Classes 3 and 4 have accepted the Plan by at least two-thirds in amount and a majority in number of the Claims in such classes actually voting; and

 The determination of Debtor with respect to the voting on the Plan validly and correctly sets forth the tabulation of votes, as required by the Bankruptcy Code and Bankruptcy Rules.

G. Section 1129(a)(3). The Plan has been proposed in good faith and not by any means forbidden by law. In so finding, the Court has considered the totality of the circumstances in this Chapter 11 Case. The Plan is the result of arm’s length negotiations and achieves the goal of consensual reorganization embodied by the Bankruptcy Code. Further, the

Plan’s indemnification, exculpation, release, and injunction provisions have been negotiated in good faith, are consistent with sections 105, 524(e), 1123(b)(6), 1129, and 1142 of the

Bankruptcy Code, and are each necessary to the Debtor’s successful reorganization.

H. Section 1129(a)(4). No payment for services or costs in connection with the Chapter 11 Case or the Plan has been made by the Debtor other than payments that have been authorized by order of the Court. All such payments to be made will be subject to review and approval by this Court.

I. Section 1129(a)(5). The Debtor has disclosed the identity and nature of compensation of all insiders to be employed or retained by the Reorganized Debtor, as well as the identities of each Person that is proposed to serve as an officer or director thereof. Such disclosure by the Debtor is due and proper and the appointment or continuation in office of the identified Persons is consistent with the interests of creditors, equity security holders, and with public policy.

J. Section 1129(a)(6). The Plan does not provide for any changes in rates that require regulatory approval of any governmental agency.

K. Section 1129(a)(7). Each holder of an impaired Claim that has not accepted the Plan will, on account of such Claim receive or retain property under the Plan having a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtor were liquidated under chapter 7 of the Bankruptcy Code.

L. Section 1129(a)(8). The Plan has been accepted by all impaired classes of

Claims and Interests. Nevertheless, as more fully explained below, the Plan is confirmable because it satisfies 1129(b)(1) of the Bankruptcy Code with respect to such non-accepting classes of Claims and Interests.

M. Section 1129(a)(9). The Plan provides treatment for Administrative

Claims and priority Claims that is consistent with the requirements of section 1129(a)(9) of the

Bankruptcy Code.

N. Section 1129(a)(10). The Plan has been accepted by at least one class of impaired Claims that was entitled to vote on the Plan without including any acceptance of the

Plan by any insider.

O. Section 1129(a)(11). Confirmation of the Plan is not likely to be followed by the liquidation or the need for the further financial reorganization of the Reorganized Debtor.

P. Section 1129(a)(12). The Plan provides for the payment of all fees payable under section 1930, title 28, United States Code by the Debtor on the Effective Date (or

as soon as practicable thereafter). After the Effective Date and until this Chapter 11 Case is closed, converted, or dismissed, the Plan provides for the payment by the Reorganized Debtor of all such fees as they become due.

Q. Section 1129(b)(2). The Plan does not discriminate unfairly and is fair and equitable to each class of Claims or Interests that has not accepted the Plan. Holders of

Claims in Class 3 and 4 under the Plan will receive consideration that is significantly different in nature and quality than the cash they are owed and that is unlikely to be worth more than the full amount of their Claims. Holders of Interests will receive no property under the Plan.

Nevertheless, the Plan is fair and equitable because it does not provide a recovery to any holder of an Interest that is junior to the Class 4 of unsecured creditors that are not being paid in full.

Similarly, the Plan does not “discriminate unfairly” because each dissenting class is treated substantially equally to similarly situated classes and no holder of a Claim or Interest is likely to receive more than it is legally entitled to receive on account of its Claim or Interest.

R. Section 1129(c). The Plan is the only plan that has been filed in the

Chapter 11 Case that has been found to satisfy the requirements of subsections (a) and (b) of section 1129 of the Bankruptcy Code. Accordingly, the requirements of section 1129(c) of the

Bankruptcy Code have been satisfied.

S. Section 1129(d). No party in interest, including but not limited to any governmental unit, has requested that the Court deny confirmation of the Plan on grounds that the principal purpose of the Plan is the avoidance of taxes or the avoidance of the application of section 5 of the Securities Act of 1933, and the principal purpose of the Plan is not such avoidance. Accordingly, the Plan satisfies the requirements of section 1129(d) of the

Bankruptcy Code.

T. The Reorganized Debtor Will Not be Insolvent Nor Left With

Unreasonably Small Capital. As of the occurrence of the Effective Date and after taking into account the transactions contemplated by the Plan, the Reorganized Debtor’s capital is not unreasonably small to its business or any contemplated or undertaken transaction.

U. Merger and Other Documents. The Plan Proponents have made adequate and sufficient disclosure of (i) the adoption of new or amended and restated certificates of incorporation and bylaws or similar constituent documents for the Reorganized Debtor, (ii) the distributions to be made pursuant to the Plan, (iii) the issuance for distribution, in accordance with the terms of the Plan, of the Reorganized Debtor Common Stock and (iv) the agreement and plan of merger and the Merger Documents effectuating the Merger.

V. Merger. The Merger, as memorialized in the Plan and the Plan

Supplement, is essential to the Plan and provides material and substantial consideration to the

Post-Confirmation Assets to provide meaningful distributions to the Creditors that would be impossible to deliver without the Merger. The Merger is fair and reasonable and in the best interests of the Debtor, Creditors and the Estate.

W. Distributions of Reorganized Debtor Common Stock. The issuance and distribution of the Reorganized Debtor Common Stock to holders of the DIP Claim, and Claims in Class 3 and Class 4 as contemplated by the Plan, constitutes the offer sale of security of the

Debtor, of an affiliate participating in a joint plan with the Debtor, or of a successor to the Debtor under the Plan, and are exempt from the requirements of section 5 of the Securities Act of 1933,

as amended (the “Securities Act” ), and any other federal, state, or local law securities registration requirements by virtue of section 1145 of Bankruptcy Code. Without limiting the forgoing, pursuant to Section 1145(a)(1) of the Bankruptcy Code, the offering, issuance and distribution of the Reorganized Debtor Common Stock on behalf of the DIP Claim, and to Class

3 and Class 4 pursuant to the Plan shall be exempt from Section 5 of the Securities Act and any state local law requiring registration prior to the offering, issuance, distribution or sale of securities. All Reorganized Debtor Common Stock to be issued pursuant to the Plan to the

Holders of the DIP Claim, and Allowed Claims in Class 3 and Class 4 shall be issued by

Reorganized Debtor to the Holder of such Claim for which such securities are to be issued under the Plan.

ACCORDINGLY, IT IS HEREBY ORDERED, ADJUDGED AND DECREED,

that

A. General.

1. The Plan is hereby confirmed and the record of the Hearing is hereby closed.

2. In accordance with section 1141(a) of the Bankruptcy Code and upon the occurrence of the Effective Date, the Plan shall be binding upon and inure to the benefit of (i) the

Debtor and its respective successors and assigns, (ii) the holders of Claims and Interests and their respective successors and assigns (whether or not they voted to accept the Plan, whether or not they are impaired under the Plan, and whether or not any such holder has filed, or is deemed to have filed a proof of Claim or proof of Interest), (iii) any other Person giving, acquiring, or receiving property under the Plan, (iv) any party to an executory contract or unexpired lease of the Debtor and (v) each of the foregoing’s respective heirs, successors, assigns, trustees, executors, administrators, affiliates, officers, directors, agents, representatives, attorneys,

beneficiaries, or guardians, if any. All settlements, compromises, releases, discharges,

exculpations and injunctions set forth in the Plan shall be, and hereby are, effective and binding on all Persons who may have had standing to assert such settled, released, discharged,

exculpated, or enjoined Causes of Action and no other Entity shall possess such standing to assert such Causes of Action after the Effective Date.

3. On the Effective Date, except as otherwise provided in the Plan, title to all property of the Estate shall be vested in the Reorganized Debtor, in accordance with the terms of the Plan, free and clear of all liens, Claims, and encumbrances and, in accordance with section

1141 of the Bankruptcy Code, any prohibitions upon such being null and void without further action.

B. Discharge and Releases.

4. From and after the Effective Date, neither the Debtor, its Affiliates, any of their respective directors, officers, employees, members, attorneys, consultants, advisors, and agents

(acting in such capacity), shall have or incur any liability to any Entity for any act taken or omitted to be taken in connection with the Debtor’s restructuring, including the formulation,

preparation, dissemination, implementation, confirmation or approval of the Plan, or any contract, instrument, release or other agreement or document provided for, or contemplated in connection with, the consummation of the transactions set forth in the Plan; provided, however,

that the foregoing provisions shall not affect the liability of any Person that otherwise would result from any such act or omission to the extent that act or omission is determined in a Final

Order to have constituted gross negligence or willful misconduct. Any of the foregoing parties in all respects shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

Nothing in this Order or in section 6.14 of the Plan shall (1) be construed to release or exculpate any entity from fraud, gross negligence, willful misconduct, malpractice,

criminal conduct, unauthorized use of confidential information that causes damages, or ultra vires acts, or (ii) limit the liability of the professionals of the debtor or the reorganized debtor to their respective clients pursuant to (x) DR 6-102 of the New York Lawyer’s Code of Professional

Responsibility or (y) any similar disciplinary rule imposed upon such professionals by the code of professional responsibility of any other state.

5. On the Effective Date, and except as otherwise provided in the Plan or in this

Order, entry of this Order acts as a discharge of and injunction against all Causes of Action against the Debtor or its Estate that arose before the Effective Date to the extent permitted by section 1141 of the Bankruptcy Code.

6. As of the Effective Date, except as otherwise provided in the Plan or in this

Order, all Entities who have been, are, or may be holders of Claims against or Interests in the

Debtor shall be enjoined from taking any actions described in section 9.2 of the Plan against or affecting the Debtor or its Estate, Assets, or Indemnities (to the extent such would result in an

Indemnified Obligation), other than actions brought to enforce any rights or obligations under the

Plan and appeals, if any, from this Order.

7. As of the Effective Date, the Debtor shall be deemed to have waived and released its present and former directors, officers, employees, members, attorneys, consultants, advisors,

and agents (acting in such capacity) who were directors, officers, employees, members,

attorneys, consultants, advisors or agents, respectively, at any time during the Chapter 11 Case from any and all Claims or Causes of Action of the Debtor, including without limitation, Causes of Action which the Debtor as Debtor in possession otherwise has legal power to assert,

compromise, or settle in connection with the Chapter 11 Case, arising on or prior to the Effective

Date; provided, however, that (i) contractual obligations owed by such Person to the Debtor and

(ii) Causes of Action relating to such Person’s actions or omissions determined in a Final Order to have constituted gross negligence or intentional fraud shall not be waived and released.

8. As of the Effective Date, all Entities are permanently enjoined from commencing,

conducting, or continuing in any manner, directly or indirectly, or otherwise prosecuting, any action, suit, or proceeding of any kind, on account of any Cause of Action which is exculpated,

discharged, or released under the Plan or this Order.

C. Plan Implementation.

9. The Debtor and Reorganized Debtor, as the case may be, and any authorized officer thereof, are authorized to undertake or cause to be undertaken any and all acts and actions contemplated by the Plan or required to consummate and implement the provisions of the Plan,

prior to, on, and after the Effective Date, including without limitation, entering, executing,

delivering, filing or recording any agreements, instruments, or documents necessary to implement the Plan (including, without limitation, filing amended or new certificates of incorporation, by-laws or other corporate documents with the appropriate governmental authorities) and all such actions taken or caused to be taken shall be deemed to have been authorized and approved by the Bankruptcy Court.

10. On the Effective Date, except as otherwise provided in the Plan or this Order, all agreements, instruments, indentures, notes, warrants, options, share certificates, or other documents (other than any insurance policy of the Debtor) evidencing, giving rise to, or governing any Claim or Interest shall be deemed canceled and annulled without further act or action under any applicable agreement, law, regulation, order, or rule, and the obligations of the

Debtor under such agreements, instruments, indentures, notes, warrants, options, share certificates, or other documents shall be discharged.

11. Each federal, state, commonwealth, local, foreign or other governmental agency is hereby directed and authorized to accept any and all documents, and instruments necessary or appropriate to effectuate, implement, or consummate the transactions contemplated by the Plan and this Order.

12. All transactions effected by the Debtor during the pendency of the Chapter 11

Case from the Petition Date through the Confirmation Date are approved and ratified.

D. Merger

13. The Merger contemplated in the Plan is hereby approved. The Debtor or any officer thereof, are hereby authorized to take any and all actions necessary or appropriate to implement, effectuate, and consummate any and all documents or transactions in furtherance of the Merger pursuant to the Plan. Except for any restraints set forth in the Plan, the approvals and authorizations specifically set forth in this Confirmation Order are nonexclusive and are not intended to limit the authority of the Debtor or the Reorganized Debtor or any officer thereof,

from taking any action necessary to effectuate the Merger Transaction. The effectiveness of the

Merger is subject to additional conditions set forth in the Merger Documents.

E. Plan Distributions.

14. On and after the Effective Date, distributions on account of Allowed Claims shall be effectuated pursuant to the Plan.

15. All applications for payment of fees and reimbursement of expenses by professionals retained in this Chapter 11 Case as well as parties seeking compensation pursuant to section 503 of the Bankruptcy Code must be filed with the Court by the date that is no later than forty-five (45) days after the Effective Date (or, if such date is not a Business Day, by the next Business Day thereafter). Any Entity that fails to file such an application or request on or before such date shall be forever barred from asserting such Administrative Claim against the

Debtor or the Reorganized Debtor, or their property, and the holder thereof shall be enjoined from commencing or continuing any action, employment of process or act to collect, offset or recover such Administrative Claim. Applications for approval of professionals’ fees not previously awarded during the pendency of the Chapter 11 Case may be included in such professionals’ final applications as set forth herein and in the Plan. Objections, if any, to Fee

Claims shall be filed and served not later than five (5) business days prior to the date set by the

Court for the hearing to consider such requests.

F. Reorganized Debtor Common Stock

16. Issuance of Reorganized Debtor Common Stock: On the Effective Date, the

Reorganized Debtor shall issue shares as follows (a) 1,760,000 shares of Reorganized Debtor

Common Stock, which shall be distributed to the Noteholders; (b) 500,000 shares of

Reorganized Debtor Common Stock and 2,140,00 shares of Reorganized Debtor Convertible

Preferred Stock, which shall be distributed to the DIP Lender and (c) 26,443,075 shares of

Reorganized Debtor Common Stock, which shall be distributed to the Old STW Shareholders.

The Reorganized Debtor shall be responsible for distribution of such shares as provide in the

Plan. Pursuant to Section 1145(a)(1) of the Bankruptcy Code, the offering, issuance and distribution of the Reorganized Debtor Common Stock on behalf of the DIP Claim, and to Class

3 and Class 4 pursuant to the Plan shall be exempt from Section 5 of the Securities Act and any state or local law requiring registration prior to the offering, issuance, distribution or sale of securities.

17. Cancellation of Instrument and Stock. On the Effective Date, other than the

Reorganized Debtor Common Stock and the common stock, options and warrants or other securities issued or to be issued to the holders (or other persons or entities entitled to be issued such interests) of any such interests as of the Effective Date, (i) all Interests in the Debtor; (ii)

and all stock options (including, but not limited to, all stock options granted to the Debtor’s employees) in the Debtor; (iii) any and all warrants in the Debtor; and (iv) any instrument evidencing or creating any indebtedness or obligation of the Debtor, except such instruments that are issued under the Plan or the Merger Documents, shall be cancelled and extinguished.

Additionally, as of the Effective Date, all Interests in the Debtor, and any and all warrants,

options, rights, or interests with respect to equity interests in the Debtor that have been authorized to be issued but that have not been issued shall be deemed cancelled and extinguished without any further action of any party.

G. Miscellaneous.

18. The business and assets of the Debtor shall remain subject to the jurisdiction of this Court until the Effective Date. From and after the Effective Date, this Court shall retain and have exclusive jurisdiction of all matters arising out of this Chapter 11 Case pursuant to, and for purposes of, subsection 105(a) and section 1142 of the Bankruptcy Code.

19. The Debtor or its authorized agent(s) shall serve a notice of entry of this Order by regular mail, as provided in Bankruptcy Rule 2002(f)(7), to all parties previously served with the

Confirmation Hearing Notice, within ten (10) Business Days from the date of entry of this Order.

20. Except as otherwise provided in the Plan and this Order, notice of all subsequent pleadings in the Chapter 11 Case shall be limited to counsel for the Debtor, the U.S. Trustee and any party known to be directly affected by the relief sought.

21. The provisions of Bankruptcy Rule 3020(e) shall not apply to this Confirmation

Order, and the Debtor is authorized to consummate the Plan immediately upon entry of this

Order.

22. Failure specifically to include or reference particular sections or provisions of the

Plan or any related agreement or document in this Order shall not diminish or impair the effectiveness of such sections or provisions, it being the intent of the Court that the Plan be confirmed, and such related agreements or documents be approved, in their entirety.

23. All Entities holding Claims against the Debtor that are treated under the Plan are hereby directed to execute, deliver, file, or record any document, and to take any action necessary to implement, consummate, and otherwise effect the Plan in accordance with its terms,

and all such entities shall be bound by the terms and provisions of all documents executed and delivered by them in connection with the Plan.

24. In accordance with section 1142 of the Bankruptcy Code, the Debtor and the

Reorganized Debtor, and any other Entity designated pursuant to the Plan are hereby authorized,

empowered and directed to issue, execute, deliver, file and record any document, and to take any action necessary or appropriate to implement, consummate and otherwise effectuate the Plan in accordance with its terms, and all such Entities shall be bound by the terms and provisions of all documents issued, executed and delivered by them as necessary or appropriate to implement or effectuate the transactions contemplated by the Plan.

25. Pursuant to Section 3.5 of the Plan, all unpaid U.S. Trustee Fees incurred before the Effective Date shall be timely paid by the Debtor in the ordinary course as such U.S. Trustee

Fees become due and payable. All unpaid U.S. Trustee Fees incurred after the Effective Date shall be timely paid by the Reorganized Debtor in the ordinary course as such U.S. Trustee Fees become due and payable. Until the case is closed, the Reorganized Debtor will comply with section 1106(a)(7) of the Bankruptcy Code and Rule 2015(a)(5) regarding post-confirmation reporting.

26. In the event of an inconsistency between the Plan, on the one hand, and any other agreement, instrument, or document intended to implement the provisions of the Plan, on the other, the provisions of the Plan shall govern (unless otherwise expressly provided for in such agreement, instrument, or document). In the event of any inconsistency between the Plan, Plan

Document or any agreement, instrument, or document intended to implement the Plan, on the one hand, and this Order, on the other, the provisions of this Order shall govern.

27. The provisions of this Order are integrated with each other and are non-severable and mutually dependent.

28. This Confirmation Order is a final order and the period in which an appeal must be filed shall commence immediately upon the entry hereof.

29. The Plan shall be substantially consummated when the transactions described in section 5.1 of the Plan shall have occurred or shall have been waived or otherwise provided for.

Dated:                      New York, New York
February 9, 2010

_______s/ James M. Peck_______________
HONORABLE JAMES M. PECK
UNITED STATES BANKRUPTCY JUDGE